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         Value Equity, Managed, and International Equity Portfolios of
                   Canada Life of America Series Fund, Inc.

                        Supplement dated March 12, 1999
                                      to
                         Prospectus dated May 1, 1998

The following information supplements and amends the nonfundamental investment policies of International Equity Portfolio (the "Portfolio") as described in "Investment Objectives, Policies And Risks" in the prospectus:

     In seeking to limit risks, the Portfolio limits its exposure:

     .   to a single industry group to 25% of its total assets
     . to a single country, excluding the United Kingdom and Japan, to 25% of its total assets
     . by normally holding investments in at least 4 countries and at least 40 different companies
     . by investing in a minimum of at least 5 to 8 different industry groups as defined by Morgan Stanley

The following information supplements and amends the information in "Investment Objectives, Policies And Risks--Managed Portfolio", "--Value Equity Portfolio", and "--International Equity Portfolio" in the prospectus:

     Effective March 5, 1999, Laketon Investment Management Ltd. ("Laketon") has merged with INDAGO Capital Management Inc. ("INDAGO") and, subject to shareholder approval, will provide investment subadvisory services for Value Equity, International Equity and the equity portion of Managed Portfolios under the same terms and at the same fee rate as the current subadvisory agreements with INDAGO. Until that time, the Board of Directors has approved Laketon to provide subadvisory services for the Portfolios and will reimburse Laketon for its marginal cost in providing such services.

     Lance Speck, CFA, is a principal and portfolio manager of Laketon. In his position as Global Equity Team Leader, Mr. Speck is responsible for the day-to-day investment management of Value Equity, International Equity and the equity portion of Managed Portfolios, as well as other global equity specialist accounts and the global equities managed on behalf of balanced accounts managed by Laketon. Other portfolio managers on the Global Equity Team include Mary Throop, CFA and Peter Walter, CFA.

The following information supplements and amends the information in "Investment Objectives, Policies And Risks-- Value Equity Portfolio, Managed Portfolio and International Equity Portfolio Sub-Adviser" in the prospectus:

     Value Equity Portfolio, Managed Portfolio and International Equity Portfolio Sub-Adviser

     Effective March 5, 1999, Laketon has merged with INDAGO and serves as the Subadviser of Value Equity, International Equity and the equity portion of Managed Portfolios. Laketon's address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. Under subadvisory agreements with the Investment Adviser, Laketon's investment advisory services include providing these Portfolios with investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold, or exchanged.

     Subject to shareholder approval of the subadvisory agreements, Laketon will be entitled to advisory fees at the effective annual rates of 0.25% of the average daily net assets of Value Equity Portfolio and the equity portion of Managed Portfolio and 0.30% of the average daily net assets of International Equity.

     Laketon was incorporated on September 14, 1979. Laketon also serves as manager of assets of The Canada Life Assurance Company, the aggregate assets of which were approximately US $3.9 billion as of December 31, 1998. Laketon also provides investment management to individual and institutional accounts having a December 31, 1998 value of approximately US $1.9 billion.